                                 EXHIBIT 99.1

                            [On NASDAQ Letterhead]


By Facsimile and First Class Mail

December 14, 2000

Mr. Jon S. Pitcher
Chief Financial Officer
OXIS International, Inc.
6040 N. Cutter Circle, Ste. 317
Portland, Oregon  97217-3935

Re:  OXIS International, Inc. (the "Company")

Dear Mr. Pitcher:

The Company's common stock has failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required by Marketplace Rule 4450(a)(5) (the "Rule")./1/ Therefore, in accordance with Marketplace Rule 4310(c)(8)(B), the Company will be provided 90 calendar days, or until March 14, 2001, to regain compliance with this Rule./2/ If at anytime before March 14, 2001, the bid price of the Company's common stock is at least $1.00 for a minimum of 10 consecutive trading days, Staff will determine if the Company complies with the Rule. However, if the Company is unable to demonstrate compliance with the Rule on or before March 14, 2001, Nasdaq will provide the Company with written notification pursuant to Marketplace Rule 4815(a) that Staff has determined to delist its common stock. At that time, the Company may request a review of Staff's determination pursuant to Marketplace Rule 4800 Series.

If you have any questions concerning the compliance issues discussed above, please contact Janel McBain, Senior Analyst at (301) 978-8045.

Sincerely,

/s/ Timothy J. Malinowski

Timothy J. Malinowski
Associate Director
Nasdaq Listing Qualifications

------------------------------
/1/ The Company also does not meet the maintenance requirements under Maintenance Standard 2. See attached chart.

/2/ The 90 day period related exclusively to the bid price deficiency. The Company may be delisted during the 90 day period for failure to maintain compliance with any other listing requirement for which it is currently on notice or which occurs during the period.

         The Nasdaq Stock Market, Inc., an NASD Company 9801 Washingtonian Blvd., Gaithersburg, MD 20878 877 536 2737

                            NASDAQ NATIONAL MARKET
                       CONTINUED INCLUSION REQUIREMENTS

The following table identifies the National Market maintenance standards. Each incidence of non-compliance is denoted with an "X".

COMPANY SYMBOL:  OXIS

                            Maintenance Standard                 Maintenance Standard
      Standards                       1                                   2
-------------------------------------------------------------------------------------------------
Net Tangible Assets/3/           $4 million                              N/A
-------------------------------------------------------------------------------------------------
Market Capitalization              N/A                               $50 million             X
                                                                         OR
Total Assets                                                        ($50 million
                                                                        AND
Total Revenue                                                        $50 million)
-------------------------------------------------------------------------------------------------
Public Float (shares)/4/           750,000                           1.1 million
-------------------------------------------------------------------------------------------------
Market Value of                   $5 million                         $15 million
Public Float
-------------------------------------------------------------------------------------------------
Bid Price                            $1                 X                $5                  X
-------------------------------------------------------------------------------------------------
Round Lot                            400                                 400
Shareholders/5/
-------------------------------------------------------------------------------------------------
Market Makers/6/                      2                                   4
-------------------------------------------------------------------------------------------------
Corporate Governance                 Yes                                 Yes
-------------------------------------------------------------------------------------------------

/3/ Net Tangible Assets = Total Assets - Total Liabilities - Goodwill - Redeemable Securities

/4/ Public float is defined as total shares outstanding less any shares held by officers, directors, or beneficial owners of 10 percent or more.

/5/  Round lot holders are holders of 100 shares or more.

/6/ An Electronic Communication Network ("ECN") is not considered an active market maker.

                                       5